Exhibit 99.2

Q4 & FY 2017 Earnings March 22, 2018

Cautionary Statement Regarding Forward Looking Statements This presentation contains forward-looking statements, including statements made within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Some of these statements can be identified by terms and phrases such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “continue,” “could,” “may,” “plan,” “project,” “predict,” and similar expressions and references to assumptions that the Company believes are reasonable and relate to its future prospects, developments and business strategies. Such statements, including information under “Outlook” and “Additional Outlook” above, are subject to various risks and uncertainties that could cause actual results to differ materially. These include, but are not limited to: (i) the Company’s dependence on mall traffic for its sales and the continued reduction in the volume of mall traffic; (ii) the Company’s ability to anticipate and respond to fashion trends; (iii) the impact of general economic conditions and their effect on consumer confidence and spending patterns; (iv) changes in the cost of raw materials, distribution services or labor; (v) the potential for economic conditions to negatively impact the Company's merchandise vendors and their ability to deliver products; (vi) the Company’s ability to open and operate stores successfully; (vii) seasonal fluctuations in the Company’s business; (viii) competition in the Company’s market, including promotional and pricing competition; (ix) the Company’s ability to retain, recruit and train key personnel; (x) the Company’s reliance on third parties to manage some aspects of its business; (xi) the Company’s reliance on foreign sources of production; (xii) the Company’s ability to protect its trademarks and other intellectual property rights; (xiii) the Company’s ability to maintain, and its reliance on, its information technology infrastructure; (xiv) the effects of government regulation; (xv) the control of the Company by its sponsors and any potential change of ownership of those sponsors; and (xvi) other risks and uncertainties as described in the Company’s documents filed with the SEC, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company undertakes no obligation to revise the forward-looking statements included in this press release to reflect any future events or circumstances.

The “New” One of the largest women’s specialty retail apparel brands, nearly $1 billion in annual net sales Celebrity Partnerships and Sub brands competitive points of assortment differentiation Eva Mendes and Gabrielle Union Partnerships represent nearly 10% of volume, growing at a double digit rate Lifestyle brand platform with strong sub brands (7th Avenue, SoHo Jeans, SoHo Street) Dominant Digital Channel, representing over 28% of volume delivering multiyear double digit CAGR and 100 million annual visits 100% of store fleet omni-enabled Flexible real estate portfolio Nearly 70% of the fleet’s leases expiring before fiscal year-end 2019 Select new store openings in premier centers Closed approximately 150 stores over the past 5 years $91 million in cash onhand at year-end, with no borrowings Strong, tenured leadership team, with women representing 62% of executive management and 50% of board of directors

Q4 & FY 2017 Results

Q4 2017 Financial Performance +3.0% comparable store sales increase, compared to the prior year’s (0.4%) comp decrease $5.0 million in GAAP operating income, compared to GAAP operating loss in the prior year of ($9.2) million, representing growth of $14.2 million 210 basis point improvement in gross profit, to 29.5% compared to the prior year’s 27.4% and the highest gross margin rate achieved in the fourth quarter since 2006 $0.07 GAAP earnings per diluted share, compared to the prior year’s ($0.16) loss per diluted share 1Q4 2017 is a 14 week period, which compares to Q4 2016, which is a 13 week period. 2Comparable sales for the fourth quarter and full year 2017 were calculated using the comparable 13 and 52 week time periods. 3Ecommerce sales mix for Q4 2017 is a 14 week period, which compares to Q4 2016, which is a 13 week time period. $5.0M ($9.2M) Q4 2016 Q4 2017 1 Operating Income 1 ($9.2M) $5.0M Operating Income (GAAP) $0.07 ($0.16) Q4 2016 Q4 2017 1 Diluted EPS 1 ($0.16) $0.07 Diluted EPS (GAAP) $278.7M $266.3M Q4 2016 Q4 2017 1 Net Sales 1 $266.3M $278.7M Comp Sales 2 (0.4%) 3.0% E-commerce Mix 3 28% 31% Net Sales

Q4 Key Achievements Positive traffic growth in all three channels: retail, outlet, and e-commerce E-commerce growth at a double digit rate, now representing 31% of net sales Celebrity growth continuing to expand at a double digit rate Runway Rewards PLCC growth across new accounts, members and sales volume Completed Fashion to Figure asset purchase agreement, enabling entry into the plus-size market

FY 2017 Financial Performance +1.0% comparable store sales increase, compared to the prior year’s (0.7%) comp decrease $6.9 million in GAAP operating income, compared to GAAP operating loss in the prior year of ($15.4) million, representing growth of $22.3 million 210 basis point improvement in gross profit, to 30.5% compared to the prior year’s 28.4% and the highest gross margin rate achieved for the full year since 2006 $0.09 GAAP earnings per diluted share, compared to the prior year’s ($0.27) loss per diluted share 12017 is a 53 week period, which compares to 2016, which is a 52 week period. 2Comparable sales for the fourth quarter and full year 2017 were calculated using the comparable 13 and 52 week time periods. 3Ecommerce sales mix for 2017 is a 53 week period, which compares to 2016, which is a 52 week time period. $926.9M $929.1M FY 2016 FY 2017 1 Net Sales 1 $929.1M $926.9M Comp Sales 2 (0.7%) 1.0% E-commerce Mix 3 24% 28% Net Sales $6.9M ($15.4M) FY 2016 FY 2017 1 Operating Income 1 ($15.4M) $6.9M Operating Income (GAAP) $0.09 ($0.27) FY 2016 FY 2017 1 Diluted EPS 1 ($0.27) $0.09 Diluted EPS (GAAP)

FY 2017 Financial Performance and Balance Sheet Highlights $29.7 million in EBITDA, compared to the prior year’s $8.6 million representing an improvement of $21.1 million. $90.9 million in cash on-hand at year end, representing $1.41 in cash per share with no outstanding borrowings under the revolving credit facility 12017 is a 53 week period, which compares to 2016, which is a 52 week period. $29.7M $8.6M FY 2016 FY 2017 1 EBITDA 1 $8.6M $29.7M EBITDA $90.9M $88.4M FY 2016 FY 2017 1 Cash $88.4M $90.9M CASH

2017 Key Achievements Introduced Gabrielle Union, our newest celebrity partner Relaunched Runway Rewards loyalty program, delivering growth in credit loyalty sales and new applications Record e-commerce sales, representing 28% of sales compared to 24% in the prior year, growing at a double digit rate Optimization of retail store footprint, closing 45 locations while opening 11 new takeover stores in premium centers Proactive management of expense Strengthened balance sheet to $91 million in cash on hand at year-end with no outstanding borrowings under the revolving credit facility, representing $1.41 per share

Comparable Sales Trend 3.0% - - - 2.2% (0.4%) (0.7%) (1.1%) Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Comp Sales (0.4%) (0.7%) (1.1%) 2.2% 3.0% Comparable Sales Trend Key Drivers to Q4 Comp Growth Positive traffic in all three channels E-commerce Double Digit growth, 31% of sales Celebrity expansion by double digit growth rate

E-commerce Sales Growth $0 $50 $100 $150 $200 $250 2010 2011 2012 2013 2014 2015 2016 2017

Q1 2018 Guidance

2018 Strategic Initiatives Our 2018 Strategic Initiatives include: Growing our Celebrity Collaborations to deliver a differentiated customer experience, introducing a 3rd celebrity in 2018 Expanding Brand Awareness and Engagement, with a focus on customer acquisition and retention Increasing Runway Rewards sales and customers, our credit loyalty program Growing our e-commerce digital channel and drive higher profitability from omni-channel programs Optimizing our real estate, with store rationalization and select openings in premier centers Driving continued efficiencies and manage overall cost structure

Q1 2018 Guidance Guidance provided as of March 22, 2018

Appendix

Q4 2017 P&L Summary 2017 % of Sales 2016 % of Sales Net Sales $278,713 $266,323 Comp% 3.0% (0.4%) Gross Profit $82,246 29.5% $73,058 27.4% SG&A Expense $77,240 27.7% $82,280 30.9% Operating Income (Loss) $5,006 1.8% ($9,222) (3.5%) Net Income (Loss) $4,747 1.7% ($9,988) (3.8%) Net Income (Loss) per Diluted Share $0.07 ($0.16) Weighted Average Diluted Shares Outstanding 64,690 63,226 Q4 P&L Summary

FY 2017 P&L Summary 2017 % of Sales 2016 % of Sales Net Sales $926,868 $929,081 Comp% 1.0% (0.7%) Gross Profit $282,827 30.5% $263,979 28.4% SG&A Expense $275,899 29.8% $279,362 30.1% Operating Income (Loss) $6,928 0.7% ($15,383) (1.7%) Net Income (Loss) $5,675 0.6% ($17,291) (1.9%) Net Income (Loss) per Diluted Share $0.09 ($0.27) Weighted Average Diluted Shares Outstanding 64,054 63,356 FY 2017 P&L Summary

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